                                                                    EXHIBIT 10.3


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES SHALL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY SUCH REGISTRATION IS UNNECESSARY FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

THIS WARRANT AND THE SHARES PURCHASABLE HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN.


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                 SCANSOFT, INC.

                           VOID AFTER June ___, 2011.


     This Warrant is issued to Evercore Investments LLC, a Delaware Limited Liability Company ("Evercore"), or its registered assigns ("Holder") by ScanSoft, Inc., a Delaware corporation (the "Company"), on [________], 2003 (the "Warrant Issue Date"). This Warrant is issued in connection with that certain Agreement and Plan of reorganization by and among ScanSoft, Inc., Spiderman Acquisition Corporation and SpeechWorks International, Inc. dated as of April 23, 2003 (the "Merger Agreement").

     1. Purchase Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to One Hundred and Fifty Thousand (150,000) fully paid and non-assessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 7 hereof.

     2. Exercise Price. The price per share for the Shares shall be the average closing sale price of one share of ScanSoft Common Stock as reported on the Nasdaq National Market System for the five (5) consecutive trading days commencing on two (2) trading days immediately preceding the Closing Date and ending on two (2) trading days immediately following the Closing Date, as adjusted from time to time pursuant to Section 7 hereof (the "Exercise Price"). "Closing Date" shall have the meaning ascribed to it in the Merger Agreement.

     3. Exercise of Warrant, Reservation of Shares. Subject to the terms and conditions hereof, this Warrant shall be exercisable, in whole or in part, during the term commencing on [_________], 2006 and ending at 5:00 p.m. EST on [________], 2011, at which time this Warrant will expire and become void (the "Expiration Date"). If the Expiration Date is a day on which federal or state chartered bank institutions located in the State of Massachusetts are authorized by law to close, then the Expiration Date shall be the next succeeding day which shall not be such a day.

     4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

          (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the President of the Company at its principal offices.

          (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

          (c) in lieu of payment of the Exercise Price in cash, at the option of the Holder, the Holder may elect that the Company reduce the number of shares of Common Stock to be delivered to such Holder upon exercise of the Warrants then being exercised so that the Holder receives a number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrant would otherwise then be nominally exercised if payment of the Exercise Price as of the date of exercise were being made in cash and (2) the Cashless Exercise Ratio. An exercise of a Warrant in accordance with this clause
(b) is herein called a "Cashless Exercise". The Holder may use the Cashless Exercise option whether or not this Warrant is being exercised in full or in part. "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Market Value per share of Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Market Value per share of the Common Stock on the date of exercise.

          (d) the rights represented by this Warrant shall be exercisable at the election of the Holders thereof either in full at any time or in part from time to time and, in the event that this Warrant is surrendered for exercise in respect of less than all the Shares purchasable on such exercise at any time prior to the Expiration Date, the Company shall, at the time of delivery of the certificate or certificates representing the Shares, deliver to the Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

     5. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company will pay to the Holder an amount in cash equal to such fraction multiplied by the fair market value of the Common Stock of the Company.

     6. Transfer in Compliance with the Securities Act of 1933; Exchange, Assignment or Loss of Warrant.

          6.1 Restricted Securities. The Holder understands that this Warrant and the shares it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, such Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. The Company shall use commercially reasonable efforts to cause the Shares issued upon exercise to be qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holder resides; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.1 or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          6.2 Transfers of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights (but only with all related obligations) hereunder are transferable in whole or in part by the Holder upon the prior written consent of the Company. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant, properly endorsed, to the Company at its principal offices, (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer (iii) such transferee's agreement in writing to be bound by and subject to the terms and conditions of this Warrant, and (iv) if reasonably requested by the Company, the Holder furnishing the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such securities under the Act. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

          6.3 Legends. It is understood that the certificates evidencing the Shares may bear one or all of the following legends:

          "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

          Any legend required by the laws of the State of Massachusetts.

     7.   Adjustment of Number of Warrant Shares and Exercise Price.

          7.1 Adjustment. The number of Shares for which this Warrant may be exercised shall be subject to adjustment as follows:

               (a) In the event there is a subdivision or combination of the outstanding shares of Common Stock into a larger or smaller number of shares, the number of Shares shall be increased or reduced in the same proportion as the increase or decrease in the outstanding shares of Common Stock.

               (b) If the Company declares a dividend on Common Stock payable in Common Stock or securities convertible into Common Stock, the number of Shares shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares of Common Stock as a result of such dividend.

          7.2 Reorganization, Merger, Sale. In the event at any time prior to the expiration of this Warrant of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or any consolidation or merger of the Company with another entity, or sale, lease or transfer of all or substantially all of the property or assets of the Company, the Holder shall have the right, but not the obligation, to exercise this Warrant. Upon such exercise, the Holder shall have the right to receive the same kind and number of shares of capital stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

          7.3 Dissolution, Liquidation. If the Company shall, at any time prior to the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant. Upon such exercise the Holder shall have the right to receive, in lieu of the shares of Common Stock that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided for by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

          7.4 Calculation. The Company may retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Company) to make any computation required under this Section 7, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section.

          7.5 Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted as herein provided, the Exercise Price shall be adjusted by multiplying the applicable Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock purchasable immediately after such adjustment.

          7.6 Notice. Upon any adjustment of the Exercise Price, then and in each such case the Company shall give written notice thereof in accordance with
Section 10 hereof, at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          7.7 Reservation of Stock. The Company will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant.

          7.8 Issuance of Certificates. The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder thereof for any issuance tax in respect thereof; provided, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder.

     8. Rights of Holder. This Warrant does not entitle the Holder to any rights of a stockholder of the Company either at law or in equity, and the rights of any such Holder are limited to those expressed in this Warrant and are not enforceable against the Company, except to the extent set forth herein.

     9. Lock-up. So long as Holder has not exercised this Warrant, in whole or in part, Holder agrees not to sell, make any short sale of, loan, grant an option for the purchase of, or otherwise dispose of, any of the Common Stock or other derivative or synthetic instruments related thereto, without the prior written consent of the Company.

     10. Governing Law. This Warrant shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

     11. Notices. All notices, requests, consents and other communications required or permitted under this Warrant shall be in writing and shall be deemed to have been given when mailed by registered or certified mail, postage prepaid, or sent by an internationally recognized courier (e.g. FedEx), to the following addresses:


     To the Company: ScanSoft, Inc.
                     9 Centennial Drive
                     Peabody, MA 01960

     To Holder:      At the address set forth on Schedule A of the Agreement.

                     Evercore Investments LLC
                     65 E. 55th Street
                     New York, NY 10022

     IN WITNESS WHEREOF, the Company has executed this Warrant as of the ___ day of __________, 2003.


                                        SCANSOFT, INC.



                                        By:
                                            ------------------------------------
                                            Richard S. Palmer
                                            Chief Financial Officer


Initial Holder:

                  EVERCORE INVESTMENTS LLC


                  By:
                      ----------------------------
                      Name: Neeraj Mital
                      Title: Managing Member

                                  PURCHASE FORM


                                                  Dated: _______________, 200___


     The undersigned hereby irrevocably elects to exercise the attached Warrant for [all of the shares] [________ of the shares] [cross out inapplicable phrase] purchasable under the Warrant and hereby makes payment of $__________ in payment of the actual exercise price thereof.



                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name: ____________________________________________________________________
      (Please typewrite or print in block letters)

Address: _________________________________________________________________

         _________________________________________________________________

         _________________________________________________________________





                                          Signature: _____________________

                                 ASSIGNMENT FORM



     FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto

Name: ____________________________________________________________________
      (Please typewrite or print in block letters)

Address: _________________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of _________ shares of Stock and does hereby irrevocably constitute and appoint
____________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.



                                          Signature: _____________________


Dated:  _______________, 200__